Commitments and contingencies	12 Months Ended
Dec. 31, 2013
Commitments and contingencies
Commitments and contingencies

Note 15—Commitments and contingencies

Contingencies—Environmental

        The Company is engaged in environmental clean-up activities at certain sites arising under various United States and other environmental protection laws and under certain agreements with third parties. In some cases, these environmental remediation actions are subject to legal proceedings, investigations or claims, and it is uncertain to what extent the Company is actually obligated to perform. Provisions for these unresolved matters have been set up if it is probable that the Company has incurred a liability and the amount of loss can be reasonably estimated. The lower end of an estimated range is accrued when a single best estimate is not determinable. The required amounts of the provisions may change in the future as developments occur.

        If a provision has been recognized for any of these matters, the Company records an asset when it is probable that it will recover a portion of the costs expected to be incurred to settle them. Management is of the opinion, based upon information presently available, that the resolution of any such obligation and non-collection of recoverable costs would not have a further material adverse effect on the Company's Consolidated Financial Statements.

        The Company is involved in the remediation of environmental contamination at present or former facilities, primarily in the United States. The clean-up of these sites involves primarily soil and groundwater contamination. A significant portion of the provisions in respect of these contingencies reflects the provisions of acquired companies. A portion of one of the acquired entities' remediation liability is indemnified by a prior owner. Accordingly, an asset equal to that portion of the remediation liability is included in "Other non-current assets".

        The impact of environmental obligations on "Income from continuing operations, net of tax" was not significant in 2013, 2012 and 2011. The impact on "Income (loss) from discontinued operations, net of tax" was a charge of $41 million in 2013 and was not significant in 2012 and 2011.

        The effect of environmental obligations on the Company's Consolidated Statements of Cash Flows was not significant in 2013 and 2012, and amounted to an outflow of $149 million in 2011, primarily related to the Company's former nuclear technology business.

        Environmental provisions included in the Company's Consolidated Balance Sheets were as follows:

	December 31,
($ in millions)	2013	2012
Other provisions	37	33
Other non-current liabilities	116	73

Total environmental provisions	153	106

        Provisions for the above estimated losses have not been discounted as the timing of payments cannot be reasonably estimated.

Contingencies—Regulatory, Compliance and Legal

Antitrust

        The Company's cables business is under investigation for alleged anticompetitive practices in a number of jurisdictions, including Brazil and the European Union. In December 2013, the Company agreed with the Brazilian Antitrust Authority (CADE) to settle its ongoing investigation into the Company's involvement in these anticompetitive practices and the Company agreed to pay a fine of approximately 1.5 million Brazilian reals (equivalent to approximately $1 million on date of payment). In the European Union, the Company has received the European Commission's Statement of Objections concerning its investigation into the cables business and in June 2012 participated in the related Oral Hearing. An informed judgment about the outcome of this investigation or the amount of potential loss or range of loss for the Company, if any, relating to this investigation cannot be made at this stage.

        In Brazil, the Company's Gas Insulated Switchgear business is under investigation by the CADE for alleged anticompetitive practices. In addition, the CADE has opened an investigation into certain other power businesses of the Company, including flexible alternating current transmission systems (FACTS) and power transformers. An informed judgment about the outcome of these investigations or the amount of potential loss or range of loss for the Company, if any, relating to these investigations cannot be made at this stage.

        In Italy, one of the Company's recently acquired subsidiaries was raided in October 2013 by the Italian Antitrust Agency for alleged anticompetitive practices. An informed judgment about the outcome of this investigation or the amount of potential loss or range of loss for the Company, if any, relating to this investigation cannot be made at this stage.

        In September 2012, the German Antitrust Authority (Bundeskartellamt) fined one of the Company's German subsidiaries euro 8.7 million (equivalent to approximately $11 million on date of payment) for its involvement in anticompetitive practices in the German power transformers business.

        With respect to those aforementioned matters which are still ongoing, management is cooperating fully with the antitrust authorities.

Suspect payments

        In April 2005, the Company voluntarily disclosed to the United States Department of Justice (DoJ) and the United States Securities and Exchange Commission (SEC) certain suspect payments in its network management unit in the United States. Subsequently, the Company made additional voluntary disclosures to the DoJ and the SEC regarding suspect payments made by other Company subsidiaries in a number of countries in the Middle East, Asia, South America and Europe (including to an employee of an Italian power generation company) as well as by its former Lummus business. These payments were discovered by the Company as a result of the Company's internal audit program and compliance reviews.

        In September 2010, the Company reached settlements with the DoJ and the SEC regarding their investigations into these matters and into suspect payments involving certain of the Company's subsidiaries in the United Nations Oil-for-Food Program. In connection with these settlements, the Company agreed to make payments to the DoJ and SEC totaling $58 million, which were settled in the fourth quarter of 2010. One subsidiary of the Company pled guilty to one count of conspiracy to violate the anti-bribery provisions of the U.S. Foreign Corrupt Practices Act and one count of violating those provisions. The Company entered into a deferred prosecution agreement and settled civil charges brought by the SEC. These settlements resolved the foregoing investigations. In lieu of an external compliance monitor, the DoJ and SEC agreed to allow the Company to report on its continuing compliance efforts and the results of the review of its internal processes through September 2013. Further to the Fraud Section of the DoJ determining that the Company has fully complied with all its obligations under the deferred prosecution agreement, on October 1, 2013, the competent court in the U.S. agreed to dismiss all criminal charges against the Company in relation to these matters.

General

        In addition, the Company is aware of proceedings, or the threat of proceedings, against it and others in respect of private claims by customers and other third parties with regard to certain actual or alleged anticompetitive practices. Also, the Company is subject to other various legal proceedings, investigations, and claims that have not yet been resolved. With respect to the above-mentioned regulatory matters and commercial litigation contingencies, the Company will bear the costs of the continuing investigations and any related legal proceedings.

Liabilities recognized

        At December 31, 2013 and 2012, the Company had aggregate liabilities of $245 million and $211 million, respectively, included in "Other provisions" and "Other non-current liabilities", for the above regulatory, compliance and legal contingencies, and none of the individual liabilities recognized was significant. As it is not possible to make an informed judgment on the outcome of certain matters and as it is not possible, based on information currently available to management, to estimate the maximum potential liability on other matters, there could be material adverse outcomes beyond the amounts accrued.

Guarantees

General

        The following table provides quantitative data regarding the Company's third-party guarantees. The maximum potential payments represent a "worst-case scenario", and do not reflect management's expected results. The carrying amount of liabilities recorded in the Consolidated Balance Sheets reflects the Company's best estimate of future payments, which it may incur as part of fulfilling its guarantee obligations.

	December 31,
	2013	2012
($ in millions)	Maximum potential payments
Performance guarantees	149	149
Financial guarantees	77	83
Indemnification guarantees	50	190

Total	276	422

        In respect of the above guarantees, the carrying amounts of liabilities at December 31, 2013 and 2012, were not significant.

Performance guarantees

        Performance guarantees represent obligations where the Company guarantees the performance of a third party's product or service according to the terms of a contract. Such guarantees may include guarantees that a project will be completed within a specified time. If the third party does not fulfill the obligation, the Company will compensate the guaranteed party in cash or in kind. Performance guarantees include surety bonds, advance payment guarantees and standby letters of credit. The significant performance guarantees are described below.

        The Company retained obligations for guarantees related to the Power Generation business contributed in mid-1999 to the former ABB Alstom Power NV joint venture (Alstom Power NV). The guarantees primarily consist of performance guarantees and other miscellaneous guarantees under certain contracts such as indemnification for personal injuries and property damages, taxes and compliance with labor laws, environmental laws and patents. These guarantees have no fixed expiration date. In May 2000, the Company sold its interest in Alstom Power NV to Alstom SA (Alstom). As a result, Alstom and its subsidiaries have primary responsibility for performing the obligations that are the subject of the guarantees. Further, Alstom, the parent company and Alstom Power NV, have undertaken jointly and severally to fully indemnify and hold harmless the Company against any claims arising under such guarantees. Management's best estimate of the total maximum potential amount payable of quantifiable guarantees issued by the Company on behalf of its former Power Generation business was $65 million and $78 million at December 31, 2013 and 2012, respectively, and is subject to foreign exchange fluctuations. The Company has not experienced any losses related to guarantees issued on behalf of the former Power Generation business.

        The Company is engaged in executing a number of projects as a member of consortia that include third parties. In certain of these cases, the Company guarantees not only its own performance but also the work of third parties. The original maturity dates of these guarantees range from one to six years. At December 31, 2013 and 2012, the maximum potential amount payable under these guarantees as a result of third-party non-performance was $70 million and $57 million, respectively.

Financial guarantees and commercial commitments

        Financial guarantees represent irrevocable assurances that the Company will make payment to a beneficiary in the event that a third party fails to fulfill its financial obligations and the beneficiary under the guarantee incurs a loss due to that failure.

        At December 31, 2013 and 2012, the Company had a maximum potential amount payable of $77 million and $83 million, respectively, under financial guarantees outstanding. Of these amounts, $15 million and $19 million at December 31, 2013 and 2012, respectively, was in respect of guarantees issued on behalf of companies in which the Company formerly had or has an equity interest. The guarantees outstanding have various maturity dates up to 2020.

        In addition, in the normal course of bidding for and executing certain projects, the Company has entered into standby letters of credit, bid/performance bonds and surety bonds (collectively "performance bonds") with various financial institutions. Customers can draw on such performance bonds in the event that the Company does not fulfill its contractual obligations. The Company would then have an obligation to reimburse the financial institution for amounts paid under the performance bonds. There have been no significant amounts reimbursed to financial institutions under these types of arrangements in 2013, 2012 and 2011.

Indemnification guarantees

        The Company has indemnified certain purchasers of divested businesses for potential claims arising from the operations of the divested businesses. To the extent the maximum potential loss related to such indemnifications could not be calculated, no amounts have been included under maximum potential payments in the table above. Indemnifications for which maximum potential losses could not be calculated include indemnifications for legal claims. The significant indemnification guarantees for which maximum potential losses could be calculated are described below.

        The Company issued to the purchasers of Lummus Global guarantees related to assets and liabilities divested in 2007. The maximum potential amount payable relating to this business, pursuant to the sales agreement, at each of December 31, 2013 and 2012, was $50 million.

        The Company issued to the purchasers of its interest in Jorf Lasfar Energy Company S.C.A. guarantees related to assets and liabilities divested in 2007. The maximum potential amount payable under such guarantees was $140 million at December 31, 2012. During 2013, a settlement agreement was reached and at December 31, 2013, the Company had no further obligations with respect to these guarantees.

Product and order-related contingencies

        The Company calculates its provision for product warranties based on historical claims experience and specific review of certain contracts.

        The reconciliation of the "Provisions for warranties", including guarantees of product performance, was as follows:

($ in millions)	2013	2012
Balance at January 1,	1,291	1,324
Warranties assumed through acquisitions	111	4
Claims paid in cash or in kind	(294)	(219)
Net increase in provision for changes in estimates, warranties issued and warranties expired	245	149
Exchange rate differences	9	33

Balance at December 31,	1,362	1,291

Related party transactions

        The Company conducts business with certain companies where members of the Company's Board of Directors or Executive Committee act, or in recent years have acted, as directors or senior executives. The Company's Board of Directors has determined that the Company's business relationships with those companies do not constitute material business relationships. This determination was made in accordance with the Company's related party transaction policy which was prepared based on the Swiss Code of Best Practice and the independence criteria set forth in the corporate governance rules of the New York Stock Exchange.